Exhibit 99.2 Earnings Presentation NASDAQ: OCSL Second Quarter 2024 April 30, 2024

Forward Looking Statements & Legal Disclosures Some of the statements in this presentation constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation may include statements as to: our future operating results and distribution projections; the ability of Oaktree Fund Advisors, LLC (together with its affiliates, “Oaktree”) to reposition our portfolio and to implement Oaktree’s future plans with respect to our business; the ability of Oaktree and its affiliates to attract and retain highly talented professionals; our business prospects and the prospects of our portfolio companies; the impact of the investments that we expect to make; the ability of our portfolio companies to achieve their objectives; our expected financings and investments and additional leverage we may seek to incur in the future; the adequacy of our cash resources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; and the cost or potential outcome of any litigation to which we may be a party. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward- looking statements include these words. The forward-looking statements contained in this presentation involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in our annual report on Form 10-K for the fiscal year ended September 30, 2023 and our quarterly report on Form 10-Q for the quarter ended March 31, 2024. Other factors that could cause actual results to differ materially include: changes in the economy, financial markets and political environment, including the impacts of inflation and elevated interest rates; risks associated with possible disruption in our operations or the economy generally due to terrorism, war or other geopolitical conflict (including the current conflicts in Ukraine and Israel), natural disasters, pandemics or cybersecurity incidents; future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); conditions in our operating areas, particularly with respect to business development companies or regulated investment companies; and other considerations disclosed from time to time in our publicly disseminated documents and filings. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Calculation of Assets Under Management References to total assets under management or AUM represent assets managed by Oaktree and a proportionate amount of the AUM reported by DoubleLine Capital LP ( DoubleLine Capital ), in which Oaktree owns a 20% minority interest. Oaktree's methodology for calculating AUM includes (i) the net asset value (“NAV”) of assets managed directly by Oaktree, (ii) the leverage on which management fees are charged, (iii) undrawn capital that Oaktree is entitled to call from investors in Oaktree funds pursuant to their capital commitments, (iv) for collateralized loan obligation vehicles ( CLOs ), the aggregate par value of collateral assets and principal cash, (v) for publicly-traded business development companies, gross assets (including assets acquired with leverage), net of cash, and (vi) Oaktree's pro rata portion (20%) of the AUM reported by DoubleLine Capital. This calculation of AUM is not based on the definitions of AUM that may be set forth in agreements governing the investment funds, vehicles or accounts managed and is not calculated pursuant to regulatory definitions. Unless otherwise indicated, data provided herein are dated as of March 31, 2024. Second Quarter 2024 Investor Presentation NASDAQ: OCSL

Highlights for the Quarter Ended March 31, 2024 • $0.56 per share, as compared with $0.57 per share for the quarter ended December 31, 2023 Adjusted Net 1 Investment Income • GAAP net investment income was $0.52 per share, as compared with $0.57 in the quarter ended December 31, 2023 • $18.72 per share, as compared with $19.14 per share as of December 31, 2023 Net Asset Value Per Share • The decrease was primarily due to realized and unrealized losses on certain debt and equity investments • Declared a cash distribution of $0.55 per share for the fifth quarter in a row Dividends • Distribution will be payable on June 28, 2024 to stockholders of record as of June 14, 2024 • $396 million of new investment commitments • 11.1% weighted average yield on new debt investments Investment Activity • $377 million of new investment fundings • Received $323 million of proceeds from prepayments, exits, other paydowns and sales • $3.0 billion at fair value across 151 portfolio companies • 12.2% weighted average yield on debt investments, unchanged from the prior quarter Investment Portfolio • 86% senior secured, including 81% first lien loans • 85% of debt portfolio was floating rate • 1.02x net debt to equity ratio, which is unchanged from the prior quarter ended December 31, 2023 Capital Structure & Liquidity • $125 million of cash and $888 million of undrawn capacity on credit facilities • Permanently reduced base management fee to 1.00% of gross assets, net of all other existing base management fee waivers, from 1.50% of gross assets, effective July 1, 2024 • Waived additional base management fees such that the total amount of waived base management fees (including those Permanent Base previously waived) will be $1.5 million for each of the quarters ended March 31, 2024 and June 30, 2024 Management Fee • The new base management fee is expected to increase net investment income per share by $0.15 annually, or $0.03 to Reduction $0.04 per share a quarter 2 • This equates to an estimated 0.8% increase in return on net investment income , representing a 7% increase from current levels 1. See page 20 for a description of this non-GAAP measure. 2. Return on net investment income calculated as the net investment income per share increase from the base management fee change annualized divided by the net asset value per share of the most recent completed 2 quarter.

Permanent Base Management Fee Reduction Management Fee Reduction • Permanently reducing the base management fee, effective as of July 1, 2024, to an annual rate of 1.00% of total gross assets, net of all other existing waivers of the base management fee • Waived additional base management fees such that the total amount of waived base management fees (including those previously waived) will be $1.5 million for each of the quarters ended March 31, 2024 and June 30, 2024 h Strong Shareholder Alignment Current Fee New Fee • Demonstrates strong support from our investment Structure Structure adviser, Oaktree • Larger share of OCSL’s investment income will 3 Base Management flow directly to shareholders 1.50% 1.00% Fee Permanent Increase in Earnings Power • The new base management fee is expected to Incentive Fee on increase net investment income per share by $0.15 annually, or $0.03 to $0.04 per share a Income and Capital 17.50% 17.50% quarter Gains • This equates to an estimated 0.8% increase in 1 return on net investment income , representing a 7% increase from current levels Incentive Fee Hurdle 6.00% 6.00% Rate Lower Fees • Lower base management fee vs. top-20 listed BDCs 2 by market cap 1. Return on net investment income calculated as the net investment income per share increase from the base management fee change annualized divided by the net asset value per share of the most recent completed quarter. 2. Top-20 listed BDCs by market capitalization as of April 25, 2024: ARCC, BBDC, BCSF, BXSL, CGBD, FSK, GBDC, GSBD, MFIC, MSDL, NCDL, NMFC, OBDC, OBDE, OCSL, PFLT, PSEC, SLRC, TCPC and TSLX. 3 3. Net of existing base management fee waivers.

Portfolio Summary Portfolio Characteristics Portfolio Composition (At fair value) (As % of total portfolio at fair value; $ in millions) 3% 6% 5% First Lien – $2,463 5% $3.0bn 151 Second Lien – $166 Unsecured Debt – $78 Total Investments Portfolio Companies Equity – $146 Joint Ventures – $194 81% 12.2% $134mm 2,3 Top Ten Sub-industries Weighted Average Yield on Median Debt Portfolio (As % of total portfolio at fair value) 1 Debt Investments Company EBITDA Application Software 17.5% Biotechnology 4.1% Industrial Machinery & Sup. & Cmpnts. 4.1% Health Care Services 3.9% Health Care Technology 3.4% 86% 85% Data Processing & Outsourced Services 3.0% Real Estate Operating Companies 2.7% Senior Secured Floating Rate Pharmaceuticals 2.3% Debt Investments Diversified Support Services 2.2% Interactive Media & Services 2.2% As of March 31, 2024 Note: Numbers may not sum due to rounding. 1. Excludes investments in negative EBITDA borrowers, royalty interest financings, structured products and recurring revenue software businesses. 2. Based on GICS sub-industry classification. 3. Excludes multi-sector holdings, which is primarily composed of investments in Senior Loan Fund JV I LLC (the “Kemper JV”) and OCSI Glick JV (the “Glick JV”), joint ventures that invest primarily in senior 4 secured loans of middle market companies.

Portfolio Diversity 1 Diversity by Investment Size Portfolio By Industry (As % of total portfolio at fair value) (As % of total portfolio at fair value) Industry % of Portfolio Software 19.0% Joint Ventures Health Care Providers & Services 5.9% 6% Top 10 Commercial Services & Supplies 5.6% Investments 20% Real Estate Management & Development 5.0% Machinery 5.0% Specialty Retail 4.8% Biotechnology 4.1% Financial Services 3.7% Next 15 Investments Remaining 124 Health Care Technology 3.3% Investments 21% Professional Services 3.2% 53% Chemicals 2.8% Metals & Mining 2.4% Remaining 24 Industries 28.8% Joint Ventures 6.4% OCSL’s portfolio is diverse across borrowers and industries As of March 31, 2024 Note: Numbers may not sum due to rounding. 5 1. Based on GICS industry classification.

Spotlight on OCSL’s Software Exposure Software Exposure End Market Diversity (As % of total portfolio at fair value) Application Software IT Consulting & Other Services 16.3% Alternative Carriers 19.0% Interactive Media & Services 4.8% Diversified Real Estate Activities (New Code) Software Software: 12.2% 5.2% Internet Services & Infrastructure Rest of Portfolio 19.0% 6.0% Specialized Consumer Services 9.4% 6.1% Human Resource & Employment Services 7.3% 6.5% 7.2% Broadcasting 1 Other Oaktree’s Approach to Software Investing Software Portfolio Characteristics • Target large, diversified businesses with entrenched customer bases 3/31/2024 • Companies provide mission critical software solutions that lead to Fair Value of Software Portfolio ($ in millions) $579 high customer retention rates Number of Portfolio Companies 24 • Focus on constructing a balanced application software portfolio that First Lien (% of software portfolio) 90.3% is composed of businesses that serve different end markets 2 Average Portfolio Company Revenues ($ millions) $577 • Backed by large, well-established private equity firms who have 3 Average LTV 39% strong reputations and deep sector expertise As of March 31, 2024 1. Includes Oil & Gas Exploration & Production, Aerospace & Defense, Diversified Financial Services, Education Services, Automotive Parts & Equipment, Property & Casualty Insurance, Interactive Media & Services and Health Care Technology. 2. Revenues based on the most recent portfolio company financial statements for the trailing twelve-month reported period. 6 3. Average loan-to-value (“LTV”) represents the net ratio of loan-to-value for each software portfolio company, weighted based on the fair value of total software investments.

Investment Activity New Investment Highlights Historical Funded Originations and Exits ($ in millions) $364 $368 $377 $400 $323 $261 $396mm $377mm $300 $243 $214 New Investment New Investment $162 $200 1 $117 Commitments Fundings $104 $100 $0 3/31/23 6/30/23 9/30/23 12/31/23 3/31/24 1 2 New Funded Investments Investment Exits 11.1% 100% Weighted Average Yield on Also Held by Other New Investment Composition New Debt Commitments Oaktree Funds (As % of new investment commitments; $ in millions) 1% 7% First Lien - $364mm $222mm $174mm New Investment Commitments New Investment Commitments Subordinated Debt - $27mm in New Portfolio Companies in Existing Portfolio Companies Preferred & Common Equity - $5mm 92% As of March 31, 2024 Note: Numbers rounded to the nearest million or percentage point and may not sum as a result. Excludes the $572 million of investments at fair value acquired in the merger of Oaktree Strategic Income II, Inc. (“OSI2”) with and into OCSL (the “OSI2 Merger”), which closed on January 23, 2023. 1. New funded investments includes drawdowns on existing delayed draw and revolver commitments. 7 2. Investment exits includes proceeds from prepayments, exits, other paydowns and sales.

Investment Activity (continued) New Investment Commitment Detail ($ in millions) Security Type Market Investment Number of Second Unsecured Private Primary Secondary Avg. Secondary Fiscal Quarter Commitments Deals First Lien Lien & Other Placement (Public) (Public) Purchase Price 2Q2020 $273 39 $210 $21 $42 $141 $58 $75 83% 3Q2020 $261 18 $177 $8 $76 $154 $71 $35 74% 4Q2020 $148 10 $123 $25 $0.5 $90 $57 $2 96% 1Q2021 $286 21 $196 $90 -- $181 $84 $22 93% 2Q2021 $318 20 $253 $44 $21 $245 $63 $10 93% 3Q2021 $178 10 $141 $25 $12 $104 $70 $5 97% 4Q2021 $385 20 $350 $13 $23 $304 $79 $2 100% 1Q2022 $300 21 $220 $77 $2 $227 $73 -- N/A 2Q2022 $228 25 $163 $17 $48 $162 $26 $40 96% 3Q2022 $132 28 $100 $6 $25 $63 $5 $63 91% 4Q2022 $97 11 $65 -- $32 $71 $22 $4 92% 1Q2023 $250 25 $214 $10 $26 $188 $49 $14 82% 2Q2023 $124 9 $124 -- -- $118 $5 $1 81% 3Q2023 $251 10 $227 $24 $0.2 $224 $20 $7 85% 4Q2023 $87 6 $87 -- -- $76 $12 -- N/A 1Q2024 $370 24 $354 -- $16 $302 -- $68 90% 2Q2024 $396 35 $364 -- $32 $205 $99 $92 98% 8 Note: Numbers may not sum due to rounding. Excludes any positions originated, purchased and sold within the same quarter and the assets acquired in the OSI2 Merger.

OAKTREE
OCSL | Specialty Lending Corporation

# Financial Highlights

| ($ and number of shares in thousands, except per share amounts) | As of 3/31/2024 | 12/31/2023 | 9/30/2023 | 6/30/2023 | 3/31/2023 |
|---|---|---|---|---|---|
| GAAP Net Investment Income per Share | $0.52 | $0.57 | $0.62 | $0.63 | $0.63 |
| *Adjusted Net Investment Income per Share*[1] | *$0.56* | *$0.57* | *$0.62* | *$0.62* | *$0.62* |
| Net Realized and Unrealized Gains (Losses), Net of Taxes per Share | -$0.40 | -$0.43 | -$0.02 | -$0.15 | -$0.33 |
| *Adjusted Net Realized and Unrealized Gains (Losses), Net of Taxes per Share*[1] | *-$0.44* | *-$0.42* | *-$0.02* | *-$0.14* | *-$0.05* |
| Earnings (Loss) per Share | $0.12 | $0.14 | $0.60 | $0.48 | $0.29 |
| *Adjusted Earnings (Loss) per Share*[1] | *$0.12* | *$0.15* | *$0.60* | *$0.47* | *$0.57* |
| Quarterly Distributions per Share | $0.55 | $0.55 | $0.55 | $0.55 | $0.55 |
| Special Distributions per Share | -- | $0.07 | -- | -- | -- |
| NAV per Share | $18.72 | $19.14 | $19.63 | $19.58 | $19.66 |
| Weighted Average Shares Outstanding | 79,763 | 77,840 | 77,130 | 77,080 | 73,203 |
| Shares Outstanding, End of Period | 81,396 | 78,965 | 77,225 | 77,080 | 77,080 |
| | | | | | |
| Investment Portfolio (at Fair Value) | $3,047,445 | $3,018,552 | $2,892,420 | $3,135,619 | $3,164,860 |
| Cash and Cash Equivalents | $125,031 | $112,369 | $136,450 | $59,704 | $43,750 |
| Total Assets | $3,297,939 | $3,266,195 | $3,217,839 | $3,335,974 | $3,318,507 |
| Total Debt Outstanding[2] | $1,635,642 | $1,622,717 | $1,600,731 | $1,740,066 | $1,723,840 |
| Net Assets | $1,524,099 | $1,511,651 | $1,515,764 | $1,509,441 | $1,515,150 |
| Total Debt to Equity Ratio | 1.10x | 1.10x | 1.10x | 1.18x | 1.16x |
| Net Debt to Equity Ratio | 1.02x | 1.02x | 1.01x | 1.14x | 1.14x |
| Weighted Average Interest Rate on Debt Outstanding[3] | 7.0% | 7.0% | 7.0% | 6.6% | 6.2% |

Note: The Company completed a 1-for-3 reverse stock split on January 20, 2023, effective as of the commencement of trading on January 23, 2023. All share amounts and per share information included in this presentation reflect the reverse stock split on a retroactive basis.

1. See page 20 for a description of the non-GAAP measures as necessary.
2. Net of unamortized financing costs.
3. Includes effect of the interest rate swap agreements the Company entered into in connection with the issuance of the 2027 Notes and the 2029 Notes.

9

OAKTREE
OCSL | Specialty Lending Corporation

# Portfolio Highlights

| ($ in thousands, at fair value) | As of 3/31/2024 | 12/31/2023 | 9/30/2023 | 6/30/2023 | 3/31/2023 |
|---|---|---|---|---|---|
| Investments at Fair Value | $3,047,445 | $3,018,552 | $2,892,420 | $3,135,619 | $3,164,860 |
| Number of Portfolio Companies | 151 | 146 | 143 | 156 | 165 |
| Average Portfolio Company Debt Investment Size | $20,100 | $20,200 | $19,800 | $19,800 | $18,800 |
| **Asset Class:** | | | | | |
| First Lien | 80.8% | 77.9% | 76.4% | 76.5% | 75.0% |
| Second Lien | 5.4% | 8.4% | 10.1% | 12.0% | 13.0% |
| Unsecured Debt | 2.6% | 2.5% | 1.9% | 1.7% | 1.9% |
| Equity | 4.8% | 4.8% | 5.0% | 3.8% | 4.1% |
| Joint Venture Interests | 6.4% | 6.4% | 6.6% | 6.0% | 6.0% |
| **Interest Rate Type for Debt Investments:** | | | | | |
| % Floating-Rate | 85.4% | 84.3% | 86.2% | 86.0% | 87.9% |
| % Fixed-Rate | 14.6% | 15.7% | 13.8% | 14.0% | 12.1% |
| **Yields:** | | | | | |
| Weighted Average Yield on Debt Investments[1] | 12.2% | 12.2% | 12.7% | 12.3% | 11.9% |
| Cash Component of Weighted Average Yield on Debt Investments | 11.0% | 11.1% | 11.2% | 11.4% | 10.9% |
| Weighted Average Yield on Total Portfolio Investments[2] | 11.7% | 11.7% | 12.0% | 11.8% | 11.5% |

Note: Numbers may not sum due to rounding.

1. Annual stated yield earned plus net annual amortization of OID or premium earned on accruing investments, including the Company's share of the return on debt investments in the Kemper JV and Glick JV, and excluding any amortization or accretion of interest income resulting solely from the cost basis established by ASC 805 for the assets acquired in connection with the mergers of Oaktree Strategic Income Corporation (the "OCSI Merger") and the OSI2 Merger. See page 20 for a description of the non-GAAP financial measures.
2. Annual stated yield earned plus net annual amortization of OID or premium earned on accruing investments and dividend income, including the Company's share of the return on debt investments in the Kemper JV and Glick JV, and excluding any amortization or accretion of interest income resulting solely from the cost basis established by ASC 805 for the assets acquired in connection with the OCSI Merger and the OSI2 Merger. See page 20 for a description of the non-GAAP financial measures.

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Investment Activity As of 1 3/31/2024 12/31/2023 9/30/2023 6/30/2023 3/31/2023 ($ in thousands) New Investment Commitments $395,600 $370,300 $87,500 $251,000 $123,800 2 New Funded Investment Activity $377,400 $367,600 $117,100 $243,300 $103,600 Proceeds from Prepayments, Exits, Other Paydowns and Sales $322,600 $213,500 $364,400 $261,000 $162,100 3 Net New Investments $54,800 $154,100 -$247,300 -$17,700 -$58,500 New Investment Commitments in New Portfolio Companies 20 14 3 6 6 New Investment Commitments in Existing Portfolio Companies 15 10 3 4 3 Portfolio Company Exits 15 10 16 16 5 Weighted Average Yield at Cost on New Debt Investment 11.1% 11.6% 12.0% 12.6% 11.9% Commitments 1. Excludes the assets acquired in the OSI2 Merger. 2. New funded investment activity includes drawdowns on existing revolver commitments. 11 3. Net new investments consists of new funded investment activity less proceeds from prepayments, exits, other paydowns and sales. I n v e s t o r P r e s e n a t

OAKTREE
OCSL | Specialty Lending Corporation

# Net Asset Value Per Share Bridge


Adjusted NII
$0.56
Adjusted Net Realized and Unrealized Gains (Losses), Net of Taxes
-$0.44
$21.00
$20.00
$19.00
$18.00
$17.00
$16.00
$15.00
$14.00
$19.14
$0.52
$0.04
-$0.46
$0.06
-$0.04
-$0.55
$18.72
12/31/23 NAV
GAAP Net Investment Income
Interest Income Accretion Related to Merger Accounting Adjustments
Net Unrealized Appreciation / (Depreciation) 1
Net Realized Gain / (Loss) 1
Net Realized & Unrealized Loss Related to Merger Accounting Adjustments
Quarterly Distribution
3/31/24 NAV

Note: Numbers may not sum due to rounding. Net asset value per share amounts are based on the shares outstanding at each respective quarter end. Net investment income per share, net unrealized appreciation / (depreciation), and net realized gain / (loss) are based on the weighted average number of shares outstanding for the period. Numbers may not sum due to rounding. See page 20 for a description of the non-GAAP measures.

1. Excludes reclassifications of net unrealized appreciation / (depreciation) to net realized gains / (losses) as a result of investments exited during the quarter.

12

OAKTREE
OCSL | Specialty Lending Corporation

# Capital Structure Overview

**0.90x to 1.25x**
Target Leverage Ratio

**Investment Grade Rated**
By Moody's And Fitch

**57%**
Unsecured Borrowings

**$1.0bn**
Available Liquidity[4]

## Funding Sources

*($ in millions)*

| | Committed | Principal Outstanding | Interest Rate | Maturity |
|---|---|---|---|---|
| Syndicated Credit Facility | $1,218 | $450 | SOFR + 2.00% | 6/23/2028 |
| Citibank Facility | $400 | $280 | SOFR + 2.00%-2.75%[1] | 1/26/2027 |
| 2025 Notes | $300 | $300 | 3.500% | 2/25/2025 |
| 2027 Notes | $350 | $350 | 2.700% (SOFR + 1.658%)[2] | 1/15/2027 |
| 2029 Notes | $300 | $300 | 7.100% (SOFR + 3.126%)[3] | 2/15/2029 |
| Cash and Cash Equivalents | $-- | -$125 | -- | -- |
| **Total** | **$2,568** | **$1,555** | | |
| **Weighted Average Interest Rate** | | **7.0%** | | |
| **Net Debt to Equity Ratio** | | **1.02x** | | |

## Maturities

*($ in millions)*


$1,500
$1,000
$500
$0
$300
$120
$280
$350
$768
$450
$300
2024
2025
2026
2027
2028
2029
Unsecured Debt
Credit Facilities Drawn
Credit Facilities Undrawn

***Diverse and flexible sources of debt capital with ample liquidity***

As of March 31, 2024
Note: Numbers may not sum due to rounding.

1. The interest rate on outstanding borrowings is SOFR plus 2.00% on broadly syndicated loans and SOFR plus 2.75% on all other eligible loans.
2. The Company entered into an interest rate swap agreement under which the Company receives a fixed interest rate of 2.700% and pays a floating rate of the three-month SOFR plus 1.658% on a notional amount of $350 million.
3. The Company entered into an interest rate swap agreement under which the Company receives a fixed interest rate of 7.100% and pays a floating rate of the three-month SOFR plus 3.126% on a notional amount of $300 million
4. Liquidity was composed of $125.0 million of unrestricted cash and cash equivalents and $888.0 million of undrawn capacity under the credit facilities (subject to borrowing base and other limitations).

13

OAKTREE
OCSL | Specialty Lending Corporation

# Funding and Liquidity Metrics

## Leverage Utilization

*($ in millions)*


$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,268
$483
$1,785
$2,568
$908
$1,660
$2,568
$908
$1,660
$2,568
$888
$1,680
6/30/2023
9/30/2023
12/31/2023
3/31/2024
Total Debt Outstanding
Undrawn Capacity

| | 6/30/2023 | 9/30/2023 | 12/31/2023 | 3/31/2024 |
|---|---|---|---|---|
| Cash | $60 | $136 | $112 | $125 |
| Net Assets | $1,509 | $1,516 | $1,512 | $1,524 |
| Total Leverage | 1.18x | 1.10x | 1.10x | 1.10x |
| Net Leverage | 1.14x | 1.01x | 1.02x | 1.02x |

## Liquidity Overview

*($ in millions)*

| | 6/30/2023 | 9/30/2023 | 12/31/2023 | 3/31/2024 |
|---|---|---|---|---|
| Credit Facilities Committed | $1,618 | $1,618 | $1,618 | $1,618 |
| Credit Facilities Drawn | -$1,135 | -$710 | -$710 | -$730 |
| Cash and Cash Equivalents | $60 | $136 | $112 | $125 |
| **Total Liquidity** | **$542** | **$1,044** | **$1,020** | **$1,013** |
| Total Unfunded Commitments[1] | -$247 | -$206 | -$200 | -$209 |
| Unavailable Unfunded Commitments[2] | $62 | $51 | $34 | $30 |
| **Adjusted Liquidity** | **$357** | **$890** | **$854** | **$834** |

***Ample liquidity to support funding needs[3]***

1. Excludes unfunded commitments to the Kemper JV and Glick JV.
2. Includes unfunded commitments ineligible to be drawn due to certain limitations in credit agreements.
3. As of March 31, 2024, we have analyzed cash and cash equivalents, availability under our credit facilities, the ability to rotate out of certain assets and amounts of unfunded commitments that could be drawn and believe our liquidity and capital resources are sufficient to invest in market opportunities as they arise.

14

Strategic Joint Ventures are Accretive to Earnings OCSL’s joint ventures are income-enhancing vehicles that primarily invest in senior secured loans of middle market companies and other corporate debt securities Key Attributes of Joint Ventures: • Equity ownership: 87.5% OCSL and 12.5% joint venture partner • Shared voting control: 50% OCSL and 50% joint venture partner Kemper JV Characteristics Glick JV Characteristics (At fair value) (At fair value) $142mm 4.7% $51mm 1.7% OCSL’s Investments % of OCSL’s OCSL’s Investments % of OCSL’s in the Kemper JV Portfolio in the Glick JV Portfolio $5.1mm 13.6% $2.0mm 13.7% Net Investment Return on OCSL’s Net Investment Return on OCSL’s 1 2 3 2 Income Investment (Annualized) Income Investment (Annualized) Combined Portfolio Summary Portfolio Company Wtd. Avg. Debt Portfolio Investment Portfolio First Lien Leverage Ratio Count Yield $504mm 97% 54 10.5% 1.3x As of March 31, 2024 1. Represents OCSL’s 87.5% share of the Kemper JV’s net investment income (excluding subordinated note interest expense) earned during the quarter ended March 31, 2024. 2. Calculated as OCSL’s share of each respective joint venture’s net investment income annualized, divided by the fair value of OCSL’s investments in each joint venture as of December 31, 2023. 15 3. Represents OCSL’s 87.5% share of the Glick JV’s net investment income (excluding subordinated note interest expense) earned during the quarter ended March 31, 2024.

Compelling Performance Under Oaktree Management 1 NAV and Cumulative Distributions Paid Per Share ($ in millions) $30.0 $25.0 $5.12 $5.60 $8.79 $9.34 $4.65 $8.24 $9.89 $7.69 $4.22 $6.09 $6.60 $7.14 $3.83 $3.47 $3.14 $2.25 $1.97 $1.68 $1.40 $20.0 $0.83 $0.42 $0.42 $0.42 $2.82 $0.42 $0.49 $0.54 $1.11 $0.49 $0.26 $2.54 $15.0 $10.0 $5.0 $0.0 NAV Per Share Cumulative Special Distributions Paid Per Share Cumulative Quarterly Distributions Paid Per Share 2 OCSL has generated a 9.9% annualized return on equity under Oaktree management Note: The Company completed a 1-for-3 reverse stock split on January 20, 2023, effective as of the commencement of trading on January 23, 2023. All share amounts and per share information included in this presentation reflect the reverse stock split on a retroactive basis as necessary. 1. Cumulative distributions declared and paid from December 31, 2017 through March 31, 2024. 16 2. Annualized return on equity calculated as the change in net asset value plus distributions paid from December 31, 2017 through March 31, 2024. Assumes dividends reinvested at NAV. 12/31/17 $17.44 3/31/18 $17.61 6/30/18 $17.84 9/30/18 $18.26 12/31/18 $18.57 3/31/19 $19.65 6/30/19 $19.79 9/30/19 $19.81 12/31/19 $19.82 3/31/20 $16.01 6/30/20 $18.28 9/30/20 $19.47 12/31/20 $20.54 3/31/21 $21.27 6/30/21 $21.66 9/30/21 $21.84 12/31/21 $22.03 3/31/22 $21.78 6/30/22 $20.67 9/30/22 $20.38 12/31/22 $19.63 3/31/23 $19.66 6/30/23 $19.58 9/30/23 $19.63 12/31/2023 $19.14 3/31/2024 $18.72

Appendix

OAKTREE
OCSL | Specialty Lending Corporation

# Quarterly Statement of Operations

| | For the three months ended | | | | |
|---|---|---|---|---|---|
| *($ in thousands)* | **3/31/2024** | **12/31/2023** | **9/30/2023** | **6/30/2023** | **3/31/2023** |
| **Investment income** | | | | | |
| Interest income | $85,256 | $91,414 | $94,732 | $95,310 | $88,745 |
| PIK interest income | $4,816 | $3,849 | $5,544 | $3,967 | $4,123 |
| Fee income | $2,546 | $1,307 | $572 | $1,573 | $2,380 |
| Dividend income | $1,411 | $1,415 | $1,057 | $1,050 | $1,054 |
| **GAAP total investment income** | **$94,029** | **$97,985** | **$101,905** | **$101,900** | **$96,302** |
| Interest income amortization related to merger accounting adjustments | $3,311 | $29 | $252 | -$842 | -$561 |
| ***Adjusted total investment income*** | ***$97,340*** | ***$98,014*** | ***$102,157*** | ***$101,058*** | ***$95,741*** |
| **Expenses** | | | | | |
| Base management fee | $11,604 | $11,477 | $11,516 | $11,983 | $11,483 |
| Part I incentive fee | $8,452 | $9,028 | $9,531 | $9,590 | $9,007 |
| Part II incentive fee | -- | -- | -- | -- | -- |
| Interest expense | $31,881 | $32,170 | $32,326 | $30,793 | $27,804 |
| Other operating expenses[1] | $2,225 | $2,621 | $2,534 | $2,621 | $3,805 |
| **Total expenses** | **$54,162** | **$55,296** | **$55,907** | **$54,987** | **$52,099** |
| Fees waived | -$1,500 | -$1,500 | -$1,500 | -$1,500 | -$1,775 |
| **Net expenses** | **$52,662** | **$53,796** | **$54,407** | **$53,487** | **$50,324** |
| **GAAP net investment income** | **$41,367** | **$44,189** | **$47,498** | **$48,413** | **$45,978** |
| Less: Interest income accretion related to merger accounting adjustments | $3,311 | $29 | $252 | -$842 | -$561 |
| Add: Part II incentive fee | -- | -- | -- | -- | -- |
| **Adjusted net investment income** | **$44,678** | **$44,218** | **$47,750** | **$47,571** | **$45,417** |

Note: See page 20 for a description of the non-GAAP measures.
1. Includes professional fees, directors fees, administrator expense and general and administrative expenses.

18

OAKTREE
OCSL | Specialty Lending Corporation

# Quarterly Statement of Operations (continued)

| ($ in thousands, except per share amounts) | For the three months ended 3/31/2024 | 12/31/2023 | 9/30/2023 | 6/30/2023 | 3/31/2023 |
|---|---|---|---|---|---|
| **Net realized and unrealized gains (losses)** | | | | | |
| Net unrealized appreciation (depreciation) | -$25,252 | -$25,025 | $13,745 | -$1,039 | -$18,279 |
| Net realized gains (losses) | -$6,603 | -$8,453 | -$13,238 | -$10,603 | -$6,111 |
| (Provision) benefit for taxes on realized and unrealized gains (losses) | -$175 | -$176 | -$2,053 | -$86 | -$66 |
| **GAAP net realized and unrealized gains (losses), net of taxes** | **-$32,030** | **-$33,654** | **-$1,546** | **-$11,728** | **-$24,456** |
| Net realized and unrealized losses (gains) related to merger accounting adjustments | -$3,314 | $796 | -$122 | $612 | $20,955 |
| ***Adjusted net realized and unrealized gains (losses), net of taxes*** | ***-$35,344*** | ***-$32,858*** | ***-$1,668*** | ***-$11,116*** | ***-$3,501*** |
| **GAAP net increase (decrease) in net assets resulting from operations** | **$9,337** | **$10,535** | **$45,952** | **$36,685** | **$21,522** |
| Interest income amortization (accretion) related to merger accounting adjustments | $3,311 | $29 | $252 | -$842 | -$561 |
| Net realized and unrealized losses (gains) related to merger accounting adjustments | -$3,314 | $796 | -$122 | $612 | $20,955 |
| ***Adjusted earnings (loss)*** | ***$9,334*** | ***$11,360*** | ***$46,082*** | ***$36,455*** | ***$41,916*** |
| **Per share data:** | | | | | |
| GAAP total investment income | $1.18 | $1.26 | $1.32 | $1.32 | $1.32 |
| *Adjusted total investment income* | *$1.22* | *$1.26* | *$1.32* | *$1.31* | *$1.31* |
| GAAP net investment income | $0.52 | $0.57 | $0.62 | $0.63 | $0.63 |
| *Adjusted net investment income* | *$0.56* | *$0.57* | *$0.62* | *$0.62* | *$0.62* |
| GAAP net realized and unrealized gains (losses), net of taxes | -$0.40 | -$0.43 | -$0.02 | -$0.15 | -$0.33 |
| *Adjusted net realized and unrealized gains (losses), net of taxes* | *-$0.44* | *-$0.42* | *-$0.02* | *-$0.14* | *-$0.05* |
| GAAP net increase/decrease in net assets resulting from operations | $0.12 | $0.14 | $0.60 | $0.48 | $0.29 |
| *Adjusted earnings (loss)* | *$0.12* | *$0.15* | *$0.60* | *$0.47* | *$0.57* |
| Weighted average common shares outstanding | 79,763 | 77,840 | 77,130 | 77,080 | 73,203 |
| **Shares outstanding, end of period** | **81,396** | **78,965** | **77,225** | **77,080** | **77,080** |

Note: See page 20 for a description of the non-GAAP measures. Per share amounts have been adjusted for the one-for-three reverse stock split which took effect before market open on January 23, 2023.

19

Non-GAAP Disclosures The OCSI Merger and the OSI2 Merger (the “Mergers”) were accounted for as asset acquisitions in accordance with the asset acquisition method of accounting as detailed in ASC 805-50, Business Combinations—Related Issues ( ASC 805 ). The consideration paid to each of the stockholders of OCSI and OSI2 were allocated to the individual assets acquired and liabilities assumed based on the relative fair values of the net identifiable assets acquired other than non-qualifying assets, which established a new cost basis for the acquired investments under ASC 805 that, in aggregate, was different than the historical cost basis of the acquired investments prior to the OCSI Merger or OSI2 Merger, as applicable. Additionally, immediately following the completion of the Mergers, the acquired investments were marked to their respective fair values under ASC 820, Fair Value Measurements, which resulted in unrealized appreciation / depreciation. The new cost basis established by ASC 805 on debt investments acquired will accrete / amortize over the life of each respective debt investment through interest income, with a corresponding adjustment recorded to unrealized appreciation / depreciation on such investment acquired through its ultimate disposition. The new cost basis established by ASC 805 on equity investments acquired will not accrete / amortize over the life of such investments through interest income and, assuming no subsequent change to the fair value of the equity investments acquired and disposition of such equity investments at fair value, the Company will recognize a realized gain / loss with a corresponding reversal of the unrealized appreciation / depreciation on disposition of such equity investments acquired. The Company’s management uses the non-GAAP financial measures described above internally to analyze and evaluate financial results and performance and to compare its financial results with those of other business development companies that have not adjusted the cost basis of certain investments pursuant to ASC 805. The Company’s management believes Adjusted Total Investment Income , Adjusted Total Investment Income Per Share , Adjusted Net Investment Income and Adjusted Net Investment Income Per Share are useful to investors as an additional tool to evaluate ongoing results and trends for the Company without giving effect to the accretion income resulting from the new cost basis of the investments acquired in the Mergers because these amounts do not impact the fees payable to Oaktree under its second amended and restated investment advisory agreement (the “A&R Advisory Agreement”), and specifically as its relates to Adjusted Net Investment Income and Adjusted Net Investment Income Per Share , without giving effect to Part II incentive fees. In addition, the Company’s management believes that “Adjusted Net Realized and Unrealized Gains (Losses), Net of Taxes”, “Adjusted Net Realized and Unrealized Gains (Losses), Net of Taxes Per Share”, “Adjusted Earnings (Loss)” and “Adjusted Earnings (Loss) Per Share” are useful to investors as they exclude the non-cash income/gain resulting from the Mergers and used by management to evaluate the economic earnings of its investment portfolio. Moreover, these metrics align the Company's key financial measures with the calculation of incentive fees payable to Oaktree under with the A&R Advisory Agreement (i.e., excluding amounts resulting solely from the lower cost basis of the acquired investments established by ASC 805 that would have been to the benefit of Oaktree absent such exclusion). 20 I n v e s t o r P r e s e n a t

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